                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




       Date of Report (date of earliest event reported): November 26, 2003



                           EDGE PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                   000-22149               76-0511037
-------------------------------       ------------         -------------------
(State or other jurisdiction of       (Commission           (I.R.S. Employer
 incorporation or organization)       File Number)         Identification No.)


              1301 TRAVIS, SUITE 2000
                  HOUSTON, TEXAS                                   77002
     (Address of principal executive offices)                   (Zip Code)



       Registrant's telephone number, including area code: (713) 654-8960

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On November 26, 2003, Edge Petroleum Corporation ("Edge") and Miller Exploration Company ("Miller") announced in a joint press release the merger ratio that will be applied in connection with Edge's proposed merger with Miller. Such press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

         The following exhibit is filed herewith:

         99.1     --       Joint Press Release of Edge Petroleum Corporation and
                           Miller Exploration Company dated November 26, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   EDGE PETROLEUM CORPORATION



Date: November 26, 2003            By:   /s/ MICHAEL G. LONG
                                       -----------------------------------------
                                       Michael G. Long
                                       Senior Vice President and Chief Financial
                                       and Accounting Officer

                                  EXHIBIT INDEX


         99.1     --       Joint Press Release of Edge Petroleum Corporation and
                           Miller Exploration Company dated November 26, 2003.